Exhibit 10.14

Execution Version

NOCIMED, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

THIS SERIES B PREFERRED STOCK PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of February 18, 2015, by and among NOCIMED, INC., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Schedule A (which persons and entities are hereinafter collectively referred to as “Purchasers” and each individually as a “Purchaser”).

RECITALS

WHEREAS, the Company has authorized the sale and issuance of an aggregate of up to 5,165,448 shares of its Series B Preferred Stock (the “Shares”);

WHEREAS, Purchasers desire to purchase the Shares on and subject to the terms and conditions set forth herein; and

WHEREAS, the Company desires to issue and sell the Shares to Purchasers on and subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	AGREEMENT TO SELL AND PURCHASE.

1.1           Authorization of Shares and Conversion Shares. The Company has authorized (a) the sale and issuance to Purchasers of the Shares, and (b) the issuance of shares of Common Stock to be issued upon conversion of the Shares (the “Conversion Shares”). The Shares and the Conversion Shares have the rights, preferences, privileges and restrictions respectively set forth in the Certificate of Incorporation of the Company, in the form attached hereto as Exhibit A (the “Certificate”).

1.2           Sale and Purchase. Subject to the terms and conditions hereof, at the Initial Closing (as hereinafter defined) the Company hereby agrees to issue and sell to each Purchaser, and each Purchaser hereby agrees to purchase from the Company, severally and not jointly, the number of Shares set forth opposite such Purchaser’s name on Schedule A, at a purchase price of $0.99698 per share.

2.	CLOSINGS, DELIVERY AND PAYMENT.

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2.1              Initial Closing. The closing of the sale and purchase of the Shares under this Agreement (the “Initial Closing”) shall take place on the date hereof remotely via the exchange of documents and signatures, or at such other time or place as the Company and Purchasers may mutually agree (such date is hereinafter referred to as the “Initial Closing Date”). At the Initial Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased at the Initial Closing by such Purchaser as set forth opposite such Purchaser’s name on Schedule A, against payment of the purchase price therefor as set forth opposite such Purchaser’s name on Schedule A by check, wire transfer made payable to the order of the Company, cancellation or conversion of indebtedness or any combination of the foregoing. The Company and NuVasive, Inc. (“NuVasive”), acknowledge and agree that as of the date hereof, NuVasive is a holder of two convertible promissory notes (the “Notes”) issued pursuant to that certain Note Purchase Agreement, dated as of April 17, 2014, by and between the Company and NuVasive, and that certain Second Note Purchase Agreement, dated as of October 15, 2014, by and between the Company and NuVasive, respectively. Each note is hereby amended such that (i) the Initial Closing shall constitute a Qualified Financing (as defined in each Note), and a portion of the purchase price payable by NuVasive for the Shares issued to NuVasive at the Initial Closing shall be paid by conversion of the outstanding principal and interest amounts owed by the Company as of the Initial Closing under such Notes into such number of Shares as set forth on the applicable portion of Schedule A, whereupon the Notes shall be satisfied in full and cancelled in their entirety, (ii) the entire outstanding principal balance and any unpaid accrued interest on each Note that shall be converted into Equity Securities (as defined in each Note) in the event of a Qualified Financing shall be deemed to equal the outstanding principal balance and any unpaid accrued interest on such Note as of January 31, 2015, (iii) upon request of NuVasive to the Company and subject to the occurrence of the Initial Closing, the Company shall pay in cash to NuVasive any and all interest that would accrue on the Notes between January 31, 2015, and the Initial Closing notwithstanding the foregoing Section 2.1(ii).

2.2           Additional Closings. At any time during the 180 day period following the Initial Closing, subject to the approval of the Company’s Board of Directors (the “Board”), the Company may sell in one or more additional closings (each, an “Additional Closing”, and, together with the Initial Closing, each a “Closing”) up to the balance of the Shares not sold at the Initial Closing (the “Additional Shares”) to one or more existing or new investors approved in writing by NuVasive, which approval shall not be unreasonably withheld (the “Additional Purchasers”). The Company shall not issue the Additional Shares or any warrants, rights or other agreements of any kind for the acquisition of the Additional Shares, other than pursuant to this Section 2.2. The sales made at any Additional Closing shall be made on the terms and conditions set forth in this Agreement; provided, however, that (a) the representations and warranties of the Company set forth in Section 3 hereof (subject to an updated Schedule of Exceptions (as defined in Section 3 below)) shall speak as of such Additional Closing, and (b) the representations and warranties of Purchasers participating in any such Additional Closing set forth in Section 4 hereof shall speak as of such Additional Closing. Any shares of the Company’s Series B Preferred Stock sold pursuant to this Section 2.2 shall be deemed to be “Shares” for all purposes under this Agreement and any purchasers thereof shall be deemed to be “Purchasers” for all purposes under this Agreement. The Schedule of Purchasers to this Agreement may be unilaterally amended by the Company in connection with any Additional Closing to include any Additional Purchaser not listed thereon prior to any such Additional Closing, subject to such Additional Purchaser’s execution and delivery of a counterpart signature page hereto and to the Related Agreements (as defined in Section 3.1), and to reflect the Shares sold at such Additional Closing. Each Additional Closing shall take place on such date as is mutually agreed to by the Company and the Additional Purchasers participating in such Additional Closing (each such date, together with the Initial Closing Date, a “Closing Date”).

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

Except as set forth on a Schedule of Exceptions delivered by the Company to Purchasers at the Initial Closing or an updated Schedule of Exceptions delivered by the Company to Additional Purchasers at any Additional Closing, as applicable (the “Schedule of Exceptions”), the Company hereby represents and warrants to each Purchaser, as of the date of the Initial Closing and to any Additional Purchasers, as applicable, as of the date of the applicable Additional Closing, as set forth below; provided, however, that no disclosure contained in the Schedule of Exceptions shall be deemed adequate to disclose an exception to a representation or warranty made in this Agreement unless the Schedule of Exceptions identifies the particular paragraph and/or subparagraph of this Agreement to which such disclosure applies. For purposes of this Section 3, other than Sections 3.1, 3.2, 3.3, 3.4 or except where the context expressly indicates otherwise, the term “Company” shall mean and include the Company and its predecessor, Nocimed, LLC, a Delaware limited liability company.

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3.1           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to (a) own and operate its properties and assets, (b) execute and deliver each of (i) this Agreement, (ii) the Investor Rights Agreement being entered into concurrently by the parties (the “Investor Rights Agreement”), (iii) the Right of First Refusal and Co-Sale Agreement being entered into concurrently by the parties (the “Co-Sale Agreement”), (iv) the Voting Agreement being entered into concurrently by the parties (the “Voting Agreement”), and (v) the Marketing Agreement being entered into concurrently by the parties (the “Marketing Agreement” and collectively, the “Related Agreements”), (c) issue and sell the Shares and the Conversion Shares, (d) carry out the provisions of this Agreement, the Related Agreements and the Certificate, and (e) carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

3.2          Subsidiaries. The Company does not own or control any equity security or other interest of any other corporation, partnership, limited liability company or other business entity. The Company is not a participant in any joint venture, partnership, limited liability company or similar arrangement. Since its inception, the Company has not consolidated or merged with, acquired all or substantially all of the assets of, or acquired the stock of or any interest in any corporation, partnership, limited liability company or other business entity.

3.3           Capitalization; Voting Rights.

(a)           Part 3.3(a) of the Schedule of Exceptions respectively sets forth a detailed summary of the capitalization of the Company immediately prior to the Initial Closing.

(b)            The authorized capital stock of the Company, immediately prior to the Initial Closing, consists of (i) 21,500,000 shares of Common Stock, par value $0.00001 per share, 6,755,470 shares of which are issued and outstanding, and (ii) 11,438,621 shares of Preferred Stock, par value $0.00001 per share, (A) 1,777,630 of which shares are designated Series A-1 Preferred Stock, all of which are issued and outstanding, (B) 1,444,037 of which shares are designated Series A-2 Preferred Stock, all of which are issued and outstanding, (C) 935,296 of which shares are designated Series A-3 Preferred Stock, all of which are issued and outstanding, (D) 2,090,732 of which shares are designated Series A-4 Preferred Stock, all of which are issued and outstanding, and (E) 5,190,926 of which shares are designated Series B Preferred Stock, none of which are issued and outstanding prior to the Initial Closing.

(c)            Under the Company’s 2015 Stock Plan (the “Plan”), (i) 2,021,565 shares have been issued pursuant to restricted stock purchase agreements and/or the exercise of outstanding options, (ii) no options to purchase shares have been granted and are currently outstanding, and (iii) 2,021,565 shares of Common Stock remain available for future issuance to officers, directors, employees and consultants of the Company. The Company has not made any representations regarding equity incentives to any officer, employee, director or consultant that are inconsistent with the share amounts set forth on Part 3.3(c) of the Schedule of Exceptions and terms set forth in the Company’s form agreements under the Plan as previously provided to Purchasers.

(d)            Other than the shares reserved for issuance under the Plan and except as may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

(e)            All issued and outstanding shares of the Company’s Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as set forth on Part 3.3(e) of the Schedule of Exceptions, no outstanding equity securities of the Company are subject to a right of first refusal in favor of the Company upon transfer.

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(f)             The rights, preferences, privileges and restrictions of the Shares are as stated in the Certificate. The Conversion Shares have been duly and validly reserved for issuance. Upon issuance the Shares and the Conversion Shares will be, validly issued, fully paid and nonassessable, and free of any liens or encumbrances other than liens and encumbrances created by or imposed upon Purchasers; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. The sale of the Shares and the subsequent conversion of the Shares or equity securities into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

(g)            No stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of (i) termination of employment or consulting services (whether actual or constructive); (ii) any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company; or (iii) the occurrence of any other event or combination of events.

(h)           All outstanding shares of Common Stock, and all shares of Common Stock issuable upon the exercise or conversion of outstanding options, warrants or other exercisable or convertible securities are subject to a market standoff or “lock-up” agreement of not less than 180 days following the Company’s initial public offering.

3.4           Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Certificate has been taken. The Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) as limited by general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in the Investor Rights Agreement may be limited by applicable laws.

3.5           Financial Statements. The Company has made available to each Purchaser its (a) unaudited balance sheet as of December 31, 2013 and unaudited statement of income and cash flows for the twelve months ending December 31, 2013, (b) unaudited balance sheet as of November 30, 2014 (the “Statement Date”) and (c) unaudited consolidated statement of income and cash flows for the eleven (11)-month period ending on the Statement Date (collectively, the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of December 31, 2013 and the Statement Date; provided, however, that the interim financial statements are subject to normal recurring year-end audit adjustments (which are not expected to be material either individually or in the aggregate), and the Financial Statements do not contain all footnotes required under generally accepted accounting principles.

3.6           Liabilities. The Company has no material liabilities and, to its knowledge, no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Statement Date which have not been, either in any individual case or in the aggregate, materially adverse.

3.7           Agreements; Action.

(a)            Except for agreements explicitly contemplated hereby and agreements between the Company and its employees with respect to the sale of the Company’s outstanding Common Stock, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, employees, affiliates or any affiliate thereof.

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(b)            There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) future obligations (contingent or otherwise) of, or payments to, the Company in excess of $10,000, (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses by the Company of “off the shelf” or other standard products), (iii) provisions restricting the development, manufacture or distribution of the Company’s products or services, or(iv) indemnification by the Company with respect to infringements of proprietary rights.

(c)            The Company has not (i) accrued, declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred or guaranteed any indebtedness for money borrowed or any other liabilities (other than trade payables incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $10,000 or, in the case of indebtedness and/or liabilities individually less than $10,000, in excess of $25,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(d)           For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

(e)            The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any other business or businesses regarding the consolidation or merger of the Company with or into any such other business or businesses, (ii) with any corporation, partnership, limited liability company, or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up, of the Company.

3.8           Obligations to Related Parties. There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under the Plan). None of the officers, directors or, to the best of the Company’s knowledge, key employees or stockholders of the Company or any members of their immediate families, is indebted to the Company or has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, other than passive investments in publicly traded companies (representing less than 1% of such company) which may compete with the Company. No officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Company).

3.9           Changes. Since December 31, 2013, there has not been to the Company’s knowledge:

(a)            Any change in the assets, liabilities, financial condition, prospects or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is reasonably expected to have a material adverse effect on such assets, liabilities, financial condition, prospects or operations of the Company;

(b)            Any resignation or termination of any officer, key employee or group of employees of the Company;

(c)             Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

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(d)            Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

(e)            Any waiver by the Company of a valuable right or of a material debt owed to it;

(f)             Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(g)            Any labor organization activity related to the Company;

(h)            Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

(i)             Any sale, assignment, or exclusive license or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

(j)             Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company;

(k)           Any other event or condition of any character that to the Company’s knowledge, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, prospects or operations of the Company;

(l)             Any material arrangement or material commitment by the Company to do any of the acts described in subsection (a) through (k) above.

3.10        Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.

3.11        Condition of Assets. The Company’s assets, taken as a whole (a) comprise all of the material assets used or necessary to conduct the Company’s business in substantially the same manner as the business is presently conducted and are adequate to conduct such business in such manner, (b) are adequate and suitable for their present uses, (c) are in satisfactory working order, operating condition and state of repair (in each case subject to normal wear and tear), (d) have no material defects (whether patent or latent), and (e) have been maintained in a manner consistent with normal industry practice.

3.12          Intellectual Property.

(a)            The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.

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(b)            The Company has not received any communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis therefor.

(c)             The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company’s business as proposed to be conducted. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

(d)            The Company does not, and does not intend to, utilize or use any “free” or “open source” software (including, but not limited to software licensed under the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), or Common Development and Distribution License (CDDL), or similar distribution models). Neither the Company, the Company’s products, nor any software or technology developed by or for the Company is subject to any obligation or condition that would require that any of the Company’s products or any other software or other technology developed by or for the Company (i) be disclosed, distributed, or made available in source code form; (ii) be licensed with the permission to create derivative works; or (iii) be redistributable at no charge.

3.13         Proprietary Information and Inventions Agreements. Each current and former employee, officer, consultant and/or contractor of the Company has, or shall, as of the applicable Closing, have, executed a Proprietary Information Agreement in the form attached hereto as Exhibit B (“Proprietary Information Agreement”). No former or current employee, officer, consultant and/or contractor of the Company has excluded works or inventions made prior to his or her employment with or engagement by the Company from his or her assignment of inventions pursuant to such employee, officer or consultant’s Proprietary Information Agreement.

3.14         Compliance with Other Instruments. The Company is not in violation or default of any term of its charter documents, each as amended, or of any provision of any material mortgage, indenture, contract, lease, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order or writ. The execution, delivery, and performance of and compliance with this Agreement, and the Related Agreements, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Certificate, will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company’s loss of any right granted under any license, distribution agreement or other agreement required to be disclosed on the Schedule of Exceptions, which loss would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company.

3.15         Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company, nor is the Company aware that there is any basis for any of the foregoing. The foregoing includes, without limitation, actions pending or, to the Company’s knowledge, threatened or any basis therefor known by the Company involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

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3.16         Tax Matters.

(a)            The Company has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company’s knowledge all other taxes due and payable by the Company on or before the Initial Closing and each Additional Closing, as applicable, have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

(b)            The Company believes in good faith that any “nonqualified deferred compensation plan” (as such term is defined under Section 409A(d)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) and the guidance thereunder) under which the Company makes, is obligated to make or promises to make, payments, including without limitation stock options, stock appreciation rights or other equity-based awards (each, a “409A Plan”), complies in all material respects, in both form and operation, with the requirements of Section 409A of the Code and the guidance thereunder. To the best of the Company's knowledge, no payment to be made under any 409A Plan is, or will be, subject to the penalties of Section 409A(a)(1) of the Code.

(c)            No claim has been made in writing by any taxing authority in the last three years in any jurisdiction where the Company or any affiliate of the Company (“Company Affiliate”) does not file tax returns that it is or may be subject to taxes by that jurisdiction.

(d)            There are no encumbrances for taxes, other than encumbrances for current taxes not yet due and payable, upon the assets of the Company or any Company Affiliate.

(e)            Neither the Company nor any Company Affiliate is a party to or bound by any tax indemnity, tax sharing or tax allocation agreement.

(f)             There is currently no limitation on the utilization of material net operating losses, capital losses, built-in losses, tax credits or similar items of the Company or any Company Affiliate under Sections 269, 382, 383, 384 or 1502 of the Code and the Treasury Regulations issued thereunder and comparable provisions of state, local or foreign law.

(g)            The Company has not engaged in a transaction that constitutes a “reportable transaction” as defined in Treasury Regulation Section 1.6011-4(b).

(h)            Neither the Company nor any Company Affiliate is a party to or bound by any closing agreement, offer in compromise, or any other agreement with any taxing authority.

(i)             There has been no indebtedness at the Company that has been discharged or settled for an amount below the face amount of the debt or otherwise at a discount in a manner that would result in attribute reduction under Section 108(b) of the Code.

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3.17         Employees.

(a)             The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. To the Company’s knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company; and to the Company’s knowledge the continued employment by the Company of its present employees, and the performance of the Company’s contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of employees. Each former employee of the Company whose employment was terminated by the Company has entered into an agreement with the Company providing for the full release of any claims against the Company or any related party arising out of such employment. There are no actions pending, or to the Company’s knowledge, threatened, by any former or current employee concerning such person’s employment by the Company.

3.18         Obligations of Management. Each officer and key employee of the Company is currently devoting substantially all of his or her business time to the conduct of the business of the Company. The Company is not aware that any officer or key employee of the Company is planning to work less than full time at the Company in the future. No officer or key employee is currently working or, to the Company’s knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

3.19         Registration Rights and Voting Rights. Except as required pursuant to the Investor Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register under the Securities Act of 1933, as amended (the “Securities Act”), any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued. To the Company’s knowledge, except as contemplated in the Voting Agreement, no stockholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

3.20        Compliance with Laws; Permits. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or the issuance of the Shares or the Conversion Shares, except as have been duly and validly obtained or filed, or with respect to any filings that must be made after the applicable Closing, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, assets, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

3.21         Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, the execution and filing of the Certificate, and/or the execution and delivery of the Related Agreements, the offer, issuance, sale and delivery of the shares of Series B Preferred Stock (or the Conversion Shares to be issued upon conversion thereof) or the other transactions to be consummated at the applicable Closing, as contemplated by this Agreement, except such securities filings which may be filed after the applicable Closing.

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3.22         Environmental and Safety Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation, which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company’s knowledge after reasonable investigation, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, “Hazardous Materials” shall mean (a) materials which are listed or otherwise defined as “hazardous” or “toxic” under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials.

3.23         Offering Valid. Assuming the accuracy of the representations and warranties of Purchasers contained in Section 4.2 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

3.24         Full Disclosure. The Company has provided Purchasers with all information reasonably available to the Company that Purchasers have requested in connection with their decision to purchase the Shares. No representation or warranty of the Company contained in this Agreement, as qualified by the Schedule of Exceptions, and no certificate furnished or to be furnished to Purchasers at the Closing contains any untrue statement of a material fact nor, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. To the Company’s knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in the Agreement, the exhibits hereto, the Related Agreements or in other documents delivered to Purchasers or their attorneys or agents in connection herewith.

3.25         Minute Books. The minute books of the Company made available to Purchasers contain a complete summary of all meetings of directors and stockholders since the time of incorporation.

3.26         Real Property Holding Corporation. The Company is not a real property holding corporation within the meaning of Code Section 897(c)(2) and any regulations promulgated thereunder

3.27         Brokers and Finders. The Company has not, and will not, incur, directly or indirectly, as a result of any action taken by the Company (whether directly or indirectly), any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

3.28         Insurance. The Company maintains the insurance policies set forth on Part 3.29 of the Schedule of Exceptions, each of which are valid policies of insurance, and at the applicable Closing will maintain the insurance policies set forth on Part 3.29 of the Schedule of Exceptions, which are, to the best of the Company's knowledge, of the kinds and in the amounts not less than is customarily obtained by corporations engaged in the same or similar business and similarly situated. None of such policies will be affected by, or terminate or lapse by reason of, any transaction contemplated by this Agreement or any of the Related Agreements.

3.29         Executive Officers. To the knowledge of the Company, no executive officer or person nominated to become an executive officer of the Company (a) has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding minor traffic violations), or (b) is or has been subject to any judgment or order of, the subject of any pending civil or administrative action by the Securities and Exchange Commission or any self-regulatory organization.

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3.30         No Bad Actors. Neither the Company nor any predecessor of the Company; any affiliated issuer of the Company; any executive officer, other officer participating in the offering or director of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting securities, calculated on the basis of voting power; any promoter connected with the Company in any capacity at the time of the sale of Shares or other securities in the offering; any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of Shares or other securities in the offering; any general partner or managing member of such solicitor; or any executive officer, other officer participating in the offering or director of any such solicitor or general partner or managing member of such solicitor, has been convicted of any of the felonies or misdemeanors or has been subject to any of the orders, judgments, decrees or other conditions set forth in Rule 506(d) of Regulation D promulgated by the Securities and Exchange Commission.

3.31         Regulatory Matters; FDA.

(a)            The Company has obtained all necessary approvals, clearances, authorizations, licenses and registrations required by the United States Federal government and its agencies and all approvals, clearances, authorizations, licenses and registrations required by all other governmental authorities, to permit all activities (including without limitation, pre- clinical testing) undertaken by the Company to date (the “Activities to Date”) in jurisdictions where the Company currently conducts or in the past has conducted such activities (collectively, the “Regulatory Licenses”). The Company is in compliance with all terms and conditions of each Regulatory License and with all applicable laws, rules and regulations pertaining to the Activities to Date including, without limitation, (i) requirements governing investigational devices under the U.S. Federal Food, Drug and Cosmetic Act and regulations issued thereunder, (ii) regulations related to good laboratory practices and good clinical practices issued by the United States Food and Drug Administration (the “FDA”), and (iii) the U.S. Animal Welfare Act, the regulations issued thereunder, and any similar federal, state, and foreign statutes and regulations. The Company is in compliance with all applicable reporting requirements for all Regulatory Licenses.

(b)            The Company has not received any notice or other communication from the FDA or any other governmental authority (i) contesting the premarket approval of, the uses of or the labeling and promotion of any product including, without limitation, those products currently under research and/or development by the Company, or (ii) otherwise alleging any violation by the Company of any law, regulation or other legal provision applicable to any such product.

(c)            With respect to each of the products of the Company including, without limitation, those products currently under research and/or development by the Company, all such products are being researched, developed, manufactured, tested, distributed and/or marketed in compliance with all applicable requirements under the U.S. Federal Food, Drug and Cosmetic Act and similar domestic or foreign laws and regulations applicable to such products, including those relating to investigational use, premarket approval, good manufacturing practices, labeling, advertising, record keeping, filing of reports and security.

4.	REPRESENTATIONS AND WARRANTIES OF PURCHASERS.

Each Purchaser hereby represents and warrants to the Company on and as of the applicable Closing Date, severally and not jointly, as follows (provided, however, that such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

4.1           Requisite Power and Authority. Purchaser has all necessary power and authority to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser’s part required for the lawful execution and delivery of this Agreement and the Related Agreements has been taken. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) as limited by general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of the Investor Rights Agreement may be limited by applicable laws.

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4.2           Investment Representations. Purchaser understands that the Shares and the Conversion Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser’s representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

(a)           Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares or the Conversion Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

(b)            Acquisition for Own Account. Purchaser is acquiring the Shares and the Conversion Shares for Purchaser’s own account for investment only, and not with a view towards their distribution.

(c)            Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management’s, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(d)            Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

(e)           Company Information. Purchaser has received and read the Financial Statements and has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(f)            Rule 144. Purchaser acknowledges and agrees that the Shares and the Conversion Shares are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time-to-time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

(g)           Residence. If Purchaser is an individual, then Purchaser resides in the state or province identified in the address of Purchaser set forth on Schedule A; if Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of Purchaser in which its investment decision was made is located at the address or addresses of Purchaser set forth on Schedule A.

(h)           Foreign Investors. If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any government or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Company’s offer and sale and Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of Purchaser’s jurisdiction.

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(i)            No Public Market. Purchaser understands that no public market now exists for the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares.

(a)           No General Solicitation. Neither Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares.

(b)           Exculpation Among Purchasers. Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares and Conversion Shares.

5.	CONDITIONS TO CLOSING.

5.1           Conditions to Purchasers’ Obligations at Each Closing. Purchasers’ obligations to purchase the Shares at the Initial Closing and/or any Additional Closing are subject to the satisfaction, at or prior to the applicable Closing Date, of the following conditions (with the exception that no Purchaser may claim its own failure to execute an agreement called for below as an impairment to its undertaking the applicable Closing):

(a)            Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the applicable Closing Date with the same force and effect as if they had been made as of the applicable Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the applicable Closing.

(b)             Legal Investment. On the applicable Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

(c)             Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (including approval of this Agreement and the transactions contemplated hereunder by the Company’s stockholders and Board) except for such as may be properly obtained subsequent to the applicable Closing.

(d)            Filing of Certificate. The Certificate shall have been filed with the Secretary of State of the State of Delaware and shall continue to be in full force and effect as of the applicable Closing Date.

(e)            Reservation of Conversion Shares. The Conversion Shares shall have been duly authorized and reserved for issuance upon such conversion.

(f)             Compliance Certificate. The Company shall have delivered to Purchasers a Compliance Certificate, executed by an officer of the Company, dated as of the applicable Closing Date, to the effect that the conditions specified in subsections (a), (c), (d) and (e) of this Section 5.1 have been satisfied.

(g)            Secretary’s Certificate. Purchasers shall have received from the Company’s Secretary, a certificate having attached thereto (i) the Company’s Certificate as in effect at the time of the applicable Closing, (ii) the Company’s Bylaws as in effect at the time of the applicable Closing, (iii) resolutions approved by the Board authorizing the transactions contemplated hereby, (iv) resolutions approved by the managing members of Nocimed, LLC authorizing the conversion of Nocimed, LLC into the Company, including the filing of the Certificate, and (v) good standing certificates (including tax good standing) with respect to the Company from the applicable authority(ies) in Delaware and any other jurisdiction in which the Company is qualified to do business, dated no more than 3 calendar days prior to the applicable Closing Date.

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(h)            Investor Rights Agreement. The Investor Rights Agreement shall have been executed and delivered by the parties thereto.

(i)            Co-Sale Agreement. The Co-Sale Agreement shall have been executed and delivered by the parties thereto. The stock certificates representing the outstanding shares subject to the Co-Sale Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth in the Co-Sale Agreement.

(j)             Voting Agreement. The Voting Agreement shall have been executed and delivered by the parties thereto. The stock certificates representing the outstanding shares subject to the Voting Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth in the Voting Agreement.

(k)           Board of Directors. Upon the Initial Closing, the authorized size of the Board shall be seven members who shall be James C. Peacock III, Jason Hannon, Robert Eastlack, and four vacancies. The Company shall have entered into director indemnification agreements with each of the directors set forth in this Section 5.1(l) in substantially the form attached hereto as Exhibit C.

(l)            Legal Opinion. Purchasers shall have received from legal counsel to the Company an opinion addressed to them, dated as of the Initial Closing Date, in substantially the form attached hereto as Exhibit D.

(m)          Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the applicable Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchasers and their counsel, and Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(n)            Proprietary Information and Inventions Agreement. The Company and each of its current and former employees and/or consultants shall have entered into a Proprietary Information Agreement substantially in the form attached hereto as Exhibit B.

(o)            Fees of Purchasers’ Counsel. The Company shall have paid, in accordance with Section 6.9, the fees, expenses and disbursements of counsel to NuVasive invoiced at the Initial Closing.

(p)            Plan Implementation. The Plan shall have been implemented, in a form acceptable to Purchasers, and the number of shares of Common Stock reserved for issuance thereto shall be an amount equal to 2,021,565.

(q)            Restricted Stock Agreement. The Company shall have entered into a Restricted Stock Agreement with Jim Peacock substantially in the form attached hereto as Exhibit E.

(r)            Marketing Agreement. The Company and NuVasive shall have executed the Marketing Agreement.

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5.2           Conditions to Obligations of the Company at Each Closing. The Company’s obligation to issue and sell the Shares at each Closing is subject to the satisfaction, on or prior to the applicable Closing, of the following conditions (with the exception that the Company may not claim its own failure to execute an agreement called for below as an impairment to its undertaking the applicable Closing):

(a)            Representations and Warranties True. The representations and warranties made by Purchasers participating in the applicable Closing in Section 4 hereof shall be true and correct as of the applicable Closing Date with the same force and effect as if they had been made on and as of the applicable Closing Date.

(b)            Performance of Obligations. Purchasers participating in the applicable Closing shall have performed and complied with all obligations and conditions herein required to be performed or complied with by such Purchasers on or prior to the applicable Closing Date.

(c)            Investor Rights Agreement. The Investor Rights Agreement shall have been executed and delivered by Purchasers.

(d)            Co-Sale Agreement. The Co-Sale Agreement shall have been executed and delivered by the parties thereto (other than the Company).

(e)             Voting Agreement. The Voting Agreement shall have been executed and delivered by the parties thereto (other than the Company).

(f)             Legal Investment. On the applicable Closing Date, the sale and issuance of the Shares and the Conversion Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject.

(g)            Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (including any filing required to comply with the Hart Scott Rodino Antitrust Improvements Act of 1976, and except for such as may be properly obtained subsequent to the applicable Closing).

6.	MISCELLANEOUS.

6.1           Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and performed entirely within Delaware, without giving effect to conflict of law principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

6.2           Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument. The representations, warranties, covenants and obligations of the Company, and the rights and remedies that may be exercised by Purchasers, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by or knowledge of, any Purchasers or any of their representatives.

6.3           Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time-to- time; provided, however, that, prior to the receipt by the Company of adequate written notice of the transfer of any Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Shares in its records as the absolute owner and holder of such Shares for all purposes.

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6.4           Entire Agreement. This Agreement, the exhibits and schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable for or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein.

6.5           Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

6.6           Amendment and Waiver. This Agreement may be amended or modified, and the obligations of the Company and the rights of the holders of the Shares and the Conversion Shares under the Agreement may be waived, only upon the written consent of the Company and holders of a majority of the Shares purchased or agreed to be purchased pursuant to this Agreement (treated as if converted and including any Conversion Shares into which the then outstanding Shares have been converted that have not been sold to the public).

6.7           Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Certificate, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Certificate or any waiver on such party’s part of any provisions or conditions of the Agreement, the Related Agreements, or the Certificate must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Certificate, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

6.8           Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b)  when sent by confirmed electronic mail if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchaser at the address set forth on Schedule A attached hereto or at such other address or electronic mail address as the Company or Purchaser may designate by five days advance written notice to the other parties hereto.

6.9           Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement; provided, however, that the Company shall, at the Initial Closing, reimburse the reasonable fees and expenses of Cooley LLP, counsel to NuVasive, not to exceed $150,000, incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

6.10         Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including, without limitation, to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

6.11         Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.12        Counterparts; Execution. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Electronic (i.e. PDF) signatures shall be as effective as original signatures.

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6.13         Broker’s/Finder’s Fees. Each party hereto represents and warrants that no officer, employee, stockholder, affiliate, agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.

6.14         Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

6.15         Confidentiality; Public Announcements.

(a)            Except as required by law, under no circumstances will any party hereto (or any of such party’s officers, stockholders, directors, employees, affiliates, advisors, agents or representatives) discuss or disclose the existence or terms of this Agreement or the transactions contemplated hereunder with or to any third party, other than such legal, accounting and financial advisors and potential lenders who have a need to know such information solely for purposes of assisting the parties regarding the transactions contemplated hereunder and agree to maintain the confidentiality of such information or as may otherwise be required by law. The terms of this Agreement and the Related Agreements shall be treated as confidential under existing non-disclosure or confidentiality agreements between the Company and any Purchasers.

(b)           The parties hereto shall not make, and shall not permit their respective officers, stockholders, directors, employees, affiliates, advisors, agents or representatives to make, any public announcement concerning any portion of this Agreement or any of the Related Agreements; provided, however, (i) NuVasive may issue a public announcement with respect to the Financing and (ii) any party hereto may at any time make disclosures regarding this Agreement and/or the Related Agreements if it is advised by legal counsel that such disclosure is required under applicable law, regulatory authority or any listing agreement with a public securities exchange; provided, however, that the disclosing party shall (A)  consult with the other parties prior to such disclosure, and (B) seek confidential treatment for such portions of such disclosure as are reasonably requested by the other parties.

6.16         California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

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IN WITNESS WHEREOF, the parties hereto have executed the SERIES B PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

**COMPANY:**

**Nocimed, Inc.**

By: [signature]

Name: James C. Peacock III

Title: Chief Executive Officer

Address:
370 Convention Way
Redwood City, CA 94063
ATTN: Chief Executive Officer
E-mail: jpeacock@nocimed.com

**PURCHASER:**

**NuVasive, Inc.**

By:____________________________

Name: Jason M. Hannon

Title: Executive Vice President, General Counsel

Address:
7475 Lusk Boulevard
San Diego, CA 92121
ATTN: Jason M. Hannon, EVP & GC
E-mail: jhannon@nuvasive.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

18

COMPANY:

NOCIMED, INC.

By:_______________________________

Name: James C. Peacock III

Title: Chief Executive Officer

Address:
370 Convention Way
Redwood City, CA 94063
ATTN: Chief Executive Officer
E-mail: jpeacock@nocimed.com

PURCHASER:

NUVASIVE, INC.

By:_______________________________

Name: Jason M. Hannon

Title: Executive Vice President, General Counsel

Address:
7475 Lusk Boulevard
San Diego, CA 92121
ATTN: Jason M. Hannon, EVP & GC
E-mail: jhannon@nuvasive.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

19

PURCHASER:

By: ______________________

Name: Raymond Hwang

If signing on behalf of an entity:

PURCHASER:

____
Entity Name

____
Signature

____
Signatory Name

Address:
120 Kingston St, PH2407
Boston, MA 02111
Email: rwhwang@gmail.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

20

PURCHASER:

By: [signature]

Name: LYDIA LEE

If signing on behalf of an entity:

PURCHASER:

____

Entity Name

____

Signature

____

Signatory Name

Address:
1854-8th Ave
SF CA 94122
Email: llee_888@yahoo.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

21

PURCHASER:

By: DbR. Kemeny

Name: Douglas R. Kemezy

If signing on behalf of an entity:

PURCHASER:

____
Entity Name

____
Signature

____
Signatory Name

Address:

____

____

Email:____________

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

22

**PURCHASER:**

By: Paul Stanton

Name: PAUL STANTON

*If signing on behalf of an entity:*

**PURCHASER:**

______________________________
Entity Name

______________________________
Signature

______________________________
Signatory Name

Address:

______________

______________

Email:______________

**SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT**

23

PURCHASER:

By: ______________________

Name: ______________________

If signing on behalf of an entity:

PURCHASER:

Edward A. Hobart Declaration of Trust, 12/18/02
Entity Name

Edward A Hobart
Signature

Edward A. Hobart
Signatory Name

Address:
4509 Winged Foot Dr.
Hutchinson, KS 67502
Email: ehobart@hotmail.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

24

**PURCHASER:**

By: ______________________

Name: Roger Sung

*If signing on behalf of an entity:*

**PURCHASER:**

______________________
Entity Name

______________________
Signature

______________________
Signatory Name

Address:
______________
______________
Email: __________

**SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT**

25

PURCHASER:

By: ______________________________

Name: ______________________________

If signing on behalf of an entity:

PURCHASER:

RIVELLI FAMILY TRUST DATED MAY 30, 1986
Entity Name

Patrick A. Rivelli Sr TRUSTEE
Signature

PATRICK A. RIVELLI SR
TRUSTEE
Signatory Name

Address:
6000 ROYAL MARCO WAY - PHL
MARCO ISLAND FL 34145
Email: PRIVELLI@MSN.COM

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

26

PURCHASER:

By: ______________________________

Name: ______________________________

If signing on behalf of an entity:

PURCHASER:

BEE BROTHERS INVESTMENTS LLC
Entity Name

[signature]
Signature

JAMES M. BEE
Signatory Name

Address:
165 SALISBURY CT
COLORADO SPRINGS, CO 80906
Email: jbee4211@hotmail.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

27

**PURCHASER:**

Name:______________________________

*If signing on behalf of an entity:*

**PURCHASER:**

FMR ASSOCIATES, INC 401K PLAN FBO: ALLAN KOLJONEN

Entity Name

Allan Koljonen, Trustee

Signature

ALLAN KOLJONEN

Signatory Name

Address:
7441 NEPTUNE DR
CARLSBAD CA 92011

Email: allan@AKWIKI.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

28

**PURCHASER:**

By: [signature]

Name: Kenneth D Barker MD

*If signing on behalf of an entity:*

**PURCHASER:**

______________________________
Entity Name

______________________________
Signature

______________________________
Signatory Name

Address:

________________

________________

Email:____________

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

29

PURCHASER:

By: [signature] MD/PhD

Name: Jeff Friedman

If signing on behalf of an entity:

PURCHASER:

Friedman Bioventure Fund I, LP
Entity Name

[signature] MD/PhD
Signature

Jeff Friedman
Signatory Name

Address: 1431 Pacific Hwy #615
San Diego, CA 92101

Email: friedmanbioventure@icloud.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

30

PURCHASER:

By: Michael Foster

Name: Michael Foster

If signing on behalf of an entity:

PURCHASER:

____
Entity Name

____
Signature

____
Signatory Name

Address:
6462 E Oberlin Way
Scottsdale, AZ 85266
Email: mkf2901@aol.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

31

PURCHASER:

Name: TAX ID# 33-6305812

Liane Bathey, President
IRA Resources, Inc. 4/8/16

If signing on behalf of an entity:

PURCHASER:

IRA Resources, Inc.
6825 La Jolla Blvd. La Jolla, CA 92037
Phone: 858-459-1212 Fax: 858-459-8565
Toll Free: 888-322-6534
www.IRAResources.com

____
Entity Name

____
Signature

____
Signatory Name

Address:

____

Email: AndrewD.Wilson@hotmail.com

Read & approved
Adw Ult
3/16/2016

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

32

PURCHASER:

By: ______________________________

Name: ______________________________

If signing on behalf of an entity:

PURCHASER:

Jeffrey T. Haux and Zvi A. Haux, Trustees, Haux Family Trust dated October 3, 2013
____
Entity Name

____
Signature

Jeff Haux
____
Signatory Name

Address:
9106 White Alder Ct.
San Diego CA 92127
Email: jhaux@hotmail.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

33

PURCHASER:

By: ______________________________

Name:______________________________

If signing on behalf of an entity:

PURCHASER:

____
Entity Name

____
Signature

____
Signatory Name

Email:______________

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

34

PURCHASER:

By: [signature]

Name: ROBERT BRAININ

If signing on behalf of an entity:

PURCHASER:

____
Entity Name

____
Signature

____
Signatory Name

Address:
10627 GINGERWOOD CV
SAN DIEGO, CA 92130
Email: robbrainin@gmail.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

35

PURCHASER:

By: Jeffrey R. Lai

Name: JEFFREY R. LAI

If signing on behalf of an entity:

PURCHASER:

____

Entity Name

____

Signature

____

Signatory Name

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

36

PURCHASER:

By: ______________________________

Name: ______________________________

If signing on behalf of an entity:

PURCHASER:

The Safar Ghazal Family Trust
Entity Name

[signature]
Signature

Safar Ghazal
Signatory Name

Address:
1960 Deermont Rd.
Glendale, CA 91207
Email: safargi@gmail.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

37

PURCHASER:

By: ______________________________

Name:______________________________

If signing on behalf of an entity:

PURCHASER:

Pajama Family Trust, dated 12/26/07
____
Entity Name

Paul Whitworth
____
Signature

Paul Whitworth
____
Signatory Name

Address:
509 Stern Way
Carlsbad, CA 92011
Paulwhitworth@yahoo.com
Email:____________

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

38

**PURCHASER:**

By: ______________________________

Name: ______________________________

*If signing on behalf of an entity:*

**PURCHASER:**

TRANSACT ENTERPRISES, INC
401K PROFIT SHARING PLAN

Entity Name

Philip Dixon, Trustee

Signature

Philip Dixon, Trustee

Signatory Name

Address:
7445 NEPTUNE DR.
CARLSBAD, CA 92011

Email: pdixon2347@gmail.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

39

40

PURCHASER:

By: _______________

Name: Raul Gomez

If signing on behalf of an entity:

PURCHASER:

Max Inter Americas Inc.
Entity Name Defined Benefit Plan

_______________, Trustee
Signature

Raul Gomez
Signatory Name

Address:
6338 Huntington Dr.
Carlsbad, CA 92009
Email: MAXINTERAMERICAS@SBCGLOBAL.NET

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

41

PURCHASER:

By: [signature]

Name: Maneesh Bawa

If signing on behalf of an entity:

PURCHASER:

____
Entity Name

____
Signature

____
Signatory Name

Address: 1064 Diamond St.
San Diego, CA 92109

Email: maneeshbawa@gmail.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

42

PURCHASER:

By: [signature]

Name: ANDREW WILSON

If signing on behalf of an entity:

PURCHASER:

____
Entity Name

____
Signature

____
Signatory Name

Address:
____
____
Email:____________

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

43

PURCHASER:

By: ______________________

Name: ______________________

If signing on behalf of an entity:

PURCHASER:

5C CAPITAL I LLC
Entity Name

[signature], mgr
Signature

DAVID K NEAL, MGR
Signatory Name

Address:
1 COMPOUND DR
HUTCHINSON, KS 67502
Email: david.k.neal@frontierwealth.com

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

44

PURCHASER:

By: ______________________

Name: ______________________

If signing on behalf of an entity:

[signature]
Signature

JOHN J. STUART, JR., TRUSTEE
Signatory Name

Address:
440 VISTA GRANDE
NEWPORT BEACH, CA 92660
Email: DAD3@AOL.COM

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

45

PURCHASER:

By: ______________________

Name: James C Peacoath

If signing on behalf of an entity:

PURCHASER:

____
Entity Name

____
Signature

____
Signatory Name

Address:

____

____

Email: ______________

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

46

PURCHASER:

By: S. Wilson

Name: STEFAN WILSON

If signing on behalf of an entity:

PURCHASER:

____

Entity Name

____

Signature

____

Signatory Name

Address:

____

____

Email:____________

SIGNATURE PAGE TO SERIES B PREFERRED STOCK PURCHASE AGREEMENT

47

LIST OF EXHIBITS

Certificate of Incorporation	Exhibit A

Proprietary Information Agreement	Exhibit B

Form of Director Indemnification Agreement	Exhibit C

Form of Legal Opinion	Exhibit D

Restricted Stock Agreement	Exhibit E

LIST OF SCHEDULES

Schedule of Purchasers	Schedule A

Schedule of Exceptions	Schedule B

48

SCHEDULE A

SCHEDULE OF PURCHASERS

Initial Closing: February 18, 2015

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
NuVasive, Inc. 7475 Lusk Blvd. San Diego, CA 92121 ATTN: Jason Hannon, EVP & GC E-mail: jhannon@nuvasive.com	2,161,197	$1,499,999.29[1]	$523,736.99[2]	$2,023,736.28
TOTALS:	2,161,197	$1,499,999.29	$523,736.99	$2,023,736.28

Second Closing: January 19, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Raymond Hwang 120 Kingston St., PH2407 Boston, MA 02111	50,152	$50,000.54		$50,000.54
TOTALS:	50,152	$50,000.54		$50,000.54

_____________________________

1 This amount includes a payment of $143,083.50 made by NuVasive on behalf of the Company of the amount owed to Purchasers’ Counsel pursuant to Section 6.9.

2 This amount excludes a payment of $2,082.20 that the Company shall make in cash to NuVasive, upon request by NuVasive, for any and all interest that has accrued on the Notes between January 31, 2015, and the Initial Closing, pursuant to Section 2.1.

49

Third Closing: February 9, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Lydia Lee 1854 8th Avenue San Francisco, CA 94122 Email: llee_888@yahoo.com	25,076	$25,000.27		$25,000.27
TOTALS:	25,076	$25,000.27		$25,000.27

Fourth Closing: February 11, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Christopher A. Clarke 5127 Bellerive Dr. Dallas, TX 75287	25,076	$25,000.27		$25,000.27
TOTALS:	25,076	$25,000.27		$25,000.27

50

Fifth Closing: February 22, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Douglas R. Kemezy 5432 Edgehollow Place Dallas, TX 75287	25,076	$25,000.27		$25,000.27
TOTALS:	25,076	$25,000.27		$25,000.27

Sixth Closing: March 10, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Paul Stanton 327 Irvington Ct. Colorado Springs, CO 80906	100,303	$100,000.08		$100,000.08
TOTALS:	100,303	$100,000.08		$100,000.08

Seventh Closing: March 11, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Edward A. Hobart Declaration of Trust, 12/18/02 4509 Winged Foot Dr. Hutchinson, KS 67502	100,303	$100,000.08		$100,000.08
TOTALS:	100,303	$100,000.08		$100,000.08

51

Eighth Closing: March 14, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Roger Sung 28 Marland Rd. Colorado Springs, CO 80906	100,303	$100,000.08		$100,000.08
TOTALS:	100,303	$100,000.08		$100,000.08

Ninth Closing: March 25, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Rivelli Family Trust Dated May 30, 1986 6000 Royal Marco Way – PHL Marco Island, FL 34145	35,107	$35,000.98		$35,000.98
TOTALS:	35,107	$35,000.98		$35,000.98

Tenth Closing: March 29, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Bee Brothers Investments LLC 165 Salisbury Court Colorado Springs, CO 80906	200,606	$200,000.17		$200,000.17
FMR Associates, Inc 401k Plan fbo: Allan Koljonen 7441 Neptune Dr. Carlsbad, CA 92011	30,000	$29,909.40		$29,909.40

52

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Kenneth D. Baker 11281 Carmel Creek Road San Diego, CA 92130	20,061	$20,000.42		$20,000.42
Friedman Bioventure Fund I, LP 1431 Pacific Hwy #615 San Diego, CA 92101	50,152	$50,000.54		$50,000.54
TOTALS:	300,819	$299,910.53		$299,910.53

Eleventh Closing: April 4, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Michael Foster 6462 E Oberlin Way Scottsdale, AZ 85266	25,076	$25,000.27		$25,000.27
TOTALS:	25,076	$25,000.27		$25,000.27

Twelfth Closing: April 5, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
IRA Resources, Inc. FBO Andrew Wilson Roth IRA 35-21933 6327 Montecito Drive Carlsbad, CA 92009	50,152	$50,000.54		$50,000.54
TOTALS:	50,152	$50,000.54		$50,000.54

53

Thirteenth Closing: April 7, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Dunheved Keep, LLC 721 Golden Park Ave San Diego, CA 92106	50,152	$50,000.54		$50,000.54
Jeffrey T. Haux and Evi A. Haux, Trustees, Haux Family Trust dated October 3, 2013 9106 White Alder Ct. San Diego, CA 92127	25,076	$25,000.27		$25,000.27
TOTALS:	75,228	$50,000.54		$75,000.81

Fourteenth Closing: April 18, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Donald R. Rady Trust dated November 26, 1992, Donald R. Rady, Trustor and Trustee 1919 Grand Ave. Suite 2F San Diego, CA 92109-4570	50,152	$50,000.54		$50,000.54
Robert Brainin 10627 Gingerwood Cr San Diego, CA 92130	25,076	$25,000.27		$25,000.27
TOTALS:	75,228	$50,000.54		$75,000.81

54

Fifteenth Closing: April 28, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Jeffrey R. Lai 313 Via Del Puente Palos Verdes Estates, CA 90274 Email: jeffreyrlai@yahoo.com	40,122	$40,000.83		$40,000.83
TOTALS:	40,122	$40,000.83		$40,000.83

Sixteenth Closing: May 6, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
The Safar Ghazal Family Trust 1960 Deermont Rd. Glendale, CA 91207	100,303	$100,000.08		$100,000.08
TOTALS:	100,303	$100,000.08		$100,000.08

Seventeenth Closing: May 17, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Pajama Family Trust, Dated 12/26/2007 509 Stern Way Carlsbad, CA 92011	40,122	$40,000.83		$40,000.83
TOTALS:	40,122	$40,000.83		$40,000.83

55

Eighteenth Closing: May 26, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Transact Enterprises, Inc 401k Profit Sharing Plan 7445 Neptune Dr. Carlsbad, CA 92011	25,076	$25,000.27		$25,000.27
TOTALS:	25,076	$25,000.27		$25,000.27

Nineteenth Closing: June 19, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Eastlack Family Living Trust, by Robert Eastlack and J.P. Eastlack, Trustees [Address]	50,152	$50,000.54		$50,000.54
TOTALS:	50,152	$50,000.54		$50,000.54

Twentieth Closing: June 27, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Justin Jue 4281 Lamont St. San Diego, CA 92109	25,076	$25,000.27		$25,000.27
TOTALS:	25,076	$25,000.27		$25,000.27

56

Twenty-First Closing: July 6, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Matthew Lowery 1614 Wood Ave Colorado Springs, CO 80907	50,152	$50,000.54		$50,000.54
TOTALS:	50,152	$50,000.54		$50,000.54

Twenty-Second Closing: July 12, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Max InterAmerican, Inc. Defined Benefit Plan 6338 Huntington Dr. Carlsbad, CA 92009	25,076	$25,000.27		$25,000.27
TOTALS:	25,076	$25,000.27		$25,000.27

Twenty-Third Closing: July 24, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Maneesh Bawa 1064 Diamond St. San Diego, CA 92109	100,303	$100,000.08		$100,000.08
TOTALS:	25,076	$100,000.08		$100,000.08

57

Twenty-Fourth Closing: September 8, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Andrew Wilson 6327 Montecito Drive Carlsbad, CA 92009	25,000	$24,924.50		$24,924.50
TOTALS:	25,000	$24,924.50		$24,924.50

Twenty-Fifth Closing: September 9, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
SC Capital I LLC 1 Compound Dr Hutchinson, KS 67502	1,404,240	$1,399,999.20		$1,399,999.20
TOTALS:	1,404,240	$1,399,999.20		$1,399,999.20

Twenty-Sixth Closing: September 15, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
John James Stuart, Jr. and Margo A. Stuart, as Trustees of the Stuart Family Trust established July 14, 1994 440 Vista Grande Newport Beach, CA 92660	25,075	$24,999.27		$24,999.27
TOTALS:	25,075	$24,999.27		$24,999.27

58

Twenty-Fourth Closing: September 8, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
Andrew Wilson 6327 Montecito Drive Carlsbad, CA 92009	25,076	$25,000.27		$25,000.27
TOTALS:	25,076	$25,000.27		$25,000.27

Twenty-Fifth Closing: September 9, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
SC Capital I LLC 1 Compound Dr Hutchinson, KS 67502	1,404,240	$1,399,999.20		$1,399,999.20
Stefan Wilson stefanwilson@doctors.net.uk	25,076	$25,000.27		$25,000.27
TOTALS:	1,429,316	$1,424,999.47		$1,424,999.47

59

Twenty-Sixth Closing: September 15, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
John James Stuart, Jr. and Margo A. Stuart, as Trustees of the Stuart Family Trust established July 14, 1994 440 Vista Grande Newport Beach, CA 92660	25,075	$24,999.27		$24,999.27
TOTALS:	25,075	$24,999.27		$24,999.27

Twenty-Seventh Closing: September 15, 2016

Name and Address	Number of Shares of Series B Preferred Stock Purchased	Total Cash Purchase Price	Principal and Interest Amount of Bridge Notes Converted	Total Purchase Price
James C. Peacock III 3317 Melendy Drive San Carlos, CA 94070	75,227	$74,999.81		$74,999.81
TOTALS:	75,227	$74,999.81		$74,999.81

60

SCHEDULE B

SCHEDULE OF EXCEPTIONS

61